UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VIACOM INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 17, 2014

VIACOM INC. VIACOM INC. 1515 BROADWAY NEW YORK, NY 10036	Meeting Information
Meeting Type: Annual Meeting of Stockholders
Date: 03/17/14 Time: 4:00 P.M., PDT
For holders as of: 01/21/14
Location: Paramount Pictures
5555 Melrose Avenue
Hollywood, California

You are receiving this communication because you hold shares of Viacom Inc. Class A common stock.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Notice of 2014 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2013 Annual Report on Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2. FISCAL YEAR 2013 ANNUAL REPORT ON FORM 10-K

3. STOCKHOLDER LETTER

How to View Online:

Go to http://proxymaterials.viacom.com to view these materials online.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before 03/03/14 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you are a registered holder of Class A common stock, please mark the appropriate box on the proxy card, or indicate that you plan to attend the meeting when you vote by telephone or the Internet, and an admission ticket will be sent to you. If you hold shares of Class A common stock beneficially in a brokerage account or otherwise, you must obtain an admission ticket in advance by sending a written request along with proof of ownership (such as your brokerage firm account statement or statement of holdings from our transfer agent) to Director, Shareholder Relations, Viacom Inc., 1515 Broadway, 52nd Floor, New York, New York 10036-5794. Please bring photo identification with you for admittance to the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Daylight Time, on March 16, 2014 (March 12, 2014 for 401(k) plan participants).

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board recommends a vote FOR items 1, 2 and 3.
1.	The election of 13 directors:
Nominees:
	01) George S. Abrams	08) Deborah Norville
	02) Philippe P. Dauman	09) Charles E. Phillips, Jr.
	03) Thomas E. Dooley	10) Shari Redstone
	04) Cristiana Falcone Sorrell	11) Sumner M. Redstone
	05) Alan C. Greenberg	12) Frederic V. Salerno
	06) Robert K. Kraft	13) William Schwartz
07) Blythe J. McGarvie

2.	The adoption, on an advisory basis, of a resolution approving the compensation of the named executive officers of Viacom Inc., as described in the “Executive Compensation” section of the 2014 Proxy Statement.

3.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor of Viacom Inc. for fiscal year 2014.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 17, 2014

                         VIACOM INC.

VIACOM INC.

1515 BROADWAY

NEW YORK, NY 10036

Meeting Information
Meeting Type:	Annual Meeting of Stockholders
Date: 03/17/14	Time: 4:00 P.M., PDT
For holders as of:	01/21/14

Location:	Paramount Pictures
5555 Melrose Avenue
Hollywood, California

You are receiving this communication because you hold shares of Viacom Inc. non-voting Class B common stock. THIS NOTICE WILL ENABLE YOU TO ACCESS VIACOM INC. PROXY MATERIALS FOR INFORMATIONAL PURPOSES ONLY.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Notice of 2014 Annual Meeting of Stockholders and Proxy Statement, Fiscal Year 2013 Annual Report on Form 10-K and Stockholder Letter are available at http://proxymaterials.viacom.com. You may also request a paper copy of these materials (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials.

See the reverse side for instructions on how to access materials.

— How to Access the Materials —

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

2. FISCAL YEAR 2013 ANNUAL REPORT ON FORM 10-K

3. STOCKHOLDER LETTER

How to View Online:

Go to http://proxymaterials.viacom.com to view these materials online.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 03/03/14.

Voting Items - For Informational Purposes Only
The following matters are being considered at the upcoming meeting. This information is being provided for informational purposes only.

1.	The election of 13 directors:

Nominees:

01) George S. Abrams	08) Deborah Norville
02) Philippe P. Dauman	09) Charles E. Phillips, Jr.
03) Thomas E. Dooley	10) Shari Redstone
04) Cristiana Falcone Sorrell	11) Sumner M. Redstone
05) Alan C. Greenberg	12) Frederic V. Salerno
06) Robert K. Kraft	13) William Schwartz
07) Blythe J. McGarvie

2.	The adoption, on an advisory basis, of a resolution approving the compensation of the named executive officers of Viacom Inc., as described in the “Executive Compensation” section of the 2014 Proxy Statement.

3.	The ratification of the appointment of PricewaterhouseCoopers LLP to serve as independent auditor of Viacom Inc. for fiscal year 2014.

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